Exhibit 10.1

SECURITIES SETTLEMENT AGREEMENT

This securities settlement agreement (the “Agreement”) is by and between JDM Group, LLC (“Claimant”) and the undersigned ("Company" or "Debtor") and is entered into as of the effective date below, all with reference to the following facts, which the parties agree are true and correct:

RECITALS

Claimant acquired, on or about this date, certain debt rights, noted below, along with the rights to common stock and conversion of a prior debt holder of the Company;

Claimant is, therefore, both an investor and a creditor of the Company entitled to payment and conversion of outstanding debt securities, including common stock conversion of such debt securities, as referenced in agreement(s) and document(s), including between the parties hereto, such as listed below;

Debtor seeks to avoid dispute, retire debt from its books and records, make effort to improve its financial picture for potential acquisition and future fundings by eliminating or limiting the extent of debt the Debtor faces, and honor such conversion and related rights acquired by the Claimant;

THEREFORE, THE PARTIES AGREE TO SETTLE, AND THE PURPOSE OF THIS AGREEMENT IS TO REFLECT SUCH SETTLEMENT;

NOW THEREFORE, the parties hereto hereby represent, warrant, and covenant with and to each other and confirm all of the above and following to professionals, and the transfer agent of Company and others to whom it may concern, as follows:

1. Obligations Owing. Reference is made to the debt securities identified on the signature page hereof (the "Debt").  As to the Debt, any past or current dispute, potential defenses and disputed considerations, are waived by the Company, and the debt obligation is hereby confirmed as owed. The Company ratifies and confirms the validity of the Purchase and Assignment Agreement dated January 13, 2012, by and between the Claimant acting as an investor, and the assignor.

2. Exchange.  Claimant and the Company hereby agree to confirm the exchange of the Debt for securities of the Company as follows:  based upon the provisions of this Agreement, the Company is to repay the principal amount of the Debt ("Principal") with interest at a rate set below per annum ("Interest") by the "Maturity Date" (below) in accordance with conversion rights to the Claimant so that, at the election of the Claimant, it may convert the Principal in whole into shares of common stock in the Company (the "Shares"). This obligation of the Company is in the nature of a debenture but in lieu of issuing a debenture form, the Company shall honor the exchange, payment obligation and conversion rights pursuant to this Agreement. Thus, concurrently with the execution of this Agreement, Claimant surrenders hereby the Debt and its interest in the Debt strictly for the payment, conversion, Shares and related rights under this Agreement.  (Claimant will endeavor to use best efforts, for non-material file recording, to deliver to the Company any promissory notes, commercial paper, or other evidences of the Debt, but such ministerial obligation shall not be a condition to the conversion, Shares, and enforcement rights of this Agreement by Claimant.) With reference to Rule 144 promulgated under the Securities Act of 1933, as amended, the exchange hereby is made without any additional consideration applicable.

3.  Payment of Principal and Interest.  The Company promises to pay to Claimant the Principal and Interest on the Maturity Date, or sooner if required hereby, unless to the extent of any completed conversion of Principal and or Interest as stated herein.

THE COMPANY MAY PREPAY ANY PORTION OF THE PRINCIPAL AMOUNT DUE HEREUNDER BY MAKING A PAYMENT EQUAL TO 115% OF THE PURCHASE PRICE OF SUCH PRINCIPAL AMOUNT ALONG WITH ANY ACCRUED INTEREST AT ANY TIME UPON THREE DAYS WRITTEN NOTICE TO THE CLAIMANT.

4. Events of Default.  "Event of Default," wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(A)  Any default in the payment of the Principal of, Interest on, or liquidated damages in respect to this Agreement, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise); and or

(B)  The Company shall fail to file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise required by the Exchange Act or as required to be deemed a current public company as to disclosure including on any exchange or over the counter trading medium and or the Company is in, or accused of, being in violation of any law or regulation by written demand, court proceeding or similarly; and or

(C)  The material breach of any promise or representation in this Agreement and or related representation or agreement made by the Company and or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due Claimant on a conversion within four Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications of the Claimant (e.g. to brokerage firm account).

If any Event of Default occurs and is continuing, the full Principal amount of this Agreement, together with Interest and other amounts owing in respect thereof, shall become immediately due and payable in cash except the Claimant may elect any part thereof to be paid in Shares as part of any conversion hereunder in which case such Shares shall be due.

5. Conversion of Debt into Common Stock.

(A)  At any time until both the Principal and Interest is paid in full by the Company and this Agreement is no longer outstanding, the Principal shall be convertible into shares of common stock of the Company at a price of $0.015 per share.  The Claimant shall effect conversion by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit A (a "Notice of Conversion"), specifying the date on which such conversion is to be effected (a "Conversion Date") and Shares shall then be delivered by the Company within four Business Days.  The parties hereby agree that the Claimant will cover all legal costs associated with the issuance of opinion letter(s) to the transfer agent and other costs, expenses and liabilities as to conversion and issuance.

(B) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Agreement.  Claimant agrees to not engage in any activities or strategies that would depress the trading price of the Company’s Common Stock, such as short selling, hedging, or selling more than (i) $15,000 in Common Stock in one day, or (ii) 30% of the trading volume in shares of Common Stock in one day, whichever limit is higher.

(C)  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile, (iii) the first Business Day following the date of  mailing, if sent by nationally recognized overnight courier service, or  (iv) upon actual receipt by the party to whom such notice is required to be given.

(D) Notwithstanding anything to the contrary herein contained, the Claimant may not convert this Agreement to the extent such conversion would result in the Claimant, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the Claimant after application of this section.

6. Herein meanings are, unless otherwise defined herein:

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

"Common Stock" means the common stock of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

7. Claimant Status.  Claimant represents and the Company confirms such representation, as follows:

(A) Claimant believes it is not an affiliate, now or by way of this Agreement; and

(B)  Claimant is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act of 1933, as amended, the  "Act" by reason of Rule 501 and  (ii) able, by reason of the business and financial experience, a sophisticated investor.

8.Miscellaneous.

A.
Gender.  Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.

B.
Severability.  If any provision hereof is deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

C.
Further Cooperation.  From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law. However, this shall not require any additional documents or acts by Claimant  for Claimant to obtain and dispose of the subject Shares.

D.
Waiver.  No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party.  The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.

E.
Expenses.  Except as otherwise provided herein, or agreed in writing, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.

F.	Amendment. This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.

G.
Notices.  Any notice, communication, request, reply or advice (hereinafter severally and collectively called "Notice”) in this Agreement provided or permitted to be given, may be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered or sooner as stated within this Agreement.

H.	Captions. Captions herein are for the convenience of the parties and shall not affect the interpretation of this Agreement.

I.
Counterpart Execution.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and this Agreement may be executed by fax or email.

J.	Assignment. This Agreement is not assignable without the written consent of the parties except Claimant has the right to assign the obligations and Shares owed to it hereunder as it may determine.

K.
Parties in Interest and Affiliates.  Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns. For this Agreement, affiliated or affiliate, either word being capitalized or not herein, shall mean controlling, controlled by or under direct or indirect common control with such person and includes shareholders, officers, directors, advisors, employees, attorneys, accountants, auditors, subsidiaries, parent companies, related companies and founders, to broadly defined, to be interpreted to protect the Claimant, beyond just persons and firms customarily considered affiliated under federal securities laws and regulations.

L.
Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the parties on the subject matter hereof and supersedes all prior recent settlement discussions and verbal agreements.

M.
Construction and Misc.  This Agreement shall be governed exclusively by the laws of the State of New York without reference to conflict of laws and the exclusive venue for any action, claim or dispute in respect of this Agreement shall be such court of competent jurisdiction as is located in Westchester County New York as the sole venue. The parties agree and acknowledge that each has reviewed this Agreement and the normal rule of construction that agreements are to be construed against the drafting party shall not apply in respect of this Agreement given the parties have mutually negotiated and drafted this Agreement. The Company irrevocably submits to the exclusive jurisdiction stated herein and the parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The parties hereto further waive any objection to venue in the said place.

THE DEBTOR IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING AND FURTHER AGREES THAT SERVICE OF PROCESS UPON THE PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Effective Date:  January 13, 2012
Principal Amount due hereunder: $50,993.93.
Purchase Price:  $20,000.00
Interest due hereunder: 6% per annum
Maturity Date:  Date that is 12 months from this Effective Date
Description of Debt: Purchase of debt
Assignor :Pollack & Maguire, LLP
Name of Company: Pervasip Corp
State of Incorporation of Company:  New York
Address of Company: 75 South Broadway #400,White Plains, NY 10601
Name of Claimant: JDM Group, LLC

The undersigned hereby execute this document, which shall be deemed effective on the Effective Date noted:

"Company/Debtor"
Name:	Paul H. Riss
By:	/s/ Paul H. Riss
Its:	CEO

“Claimant”
JDM Group, LLC
By:	/s/ Joseph MacLellan
Its:	Managing Member

Exhibit A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Securities Settlement Agreement of the "Company" noted below, dated January 13, 2012 into shares of common stock (the "Common Stock") of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay a reasonable transfer expense payable with respect thereto.

Conversion calculations:

Company Name: Pervasip Corp

Date to Effect Conversion:  _________________________

Principal Amount of Agreement to be converted:   ____________________

Number of shares of Common Stock to be issued: _____________________

        Signature: ____________________
        JDM GROUP, LLC
        Title:

Send   Shares Via Federal Express to:

_____________________

_____________________

_____________________